HUDSON RPO



Hudson Global

…a leading global total talent
solutions provider

Nasdaq: HSON

Investor Presentation
December 2023

Forward-Looking Statements

This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; rising inflationary pressures and interest rates; the adverse impacts of the coronavirus, or COVID-19 pandemic; the Company's ability to successfully achieve its strategic initiatives; risks related to the Company's large cash balance relative to its market capitalization as a small public company; risks related to potential acquisitions or dispositions of businesses by the Company; the Company's ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, natural disasters or health crises, including the ongoing COVID-19 pandemic, the Russia-Ukraine war; the Hamas-Israel war, and potential conflict in the Middle East; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals, management, and advisors; the Company's ability to collect accounts receivable; the Company's ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage; the Company's ability to utilize net operating loss carry-forwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; a material weakness in our internal control over financial reporting that could have a significant adverse effect on our business and the price of our common stock; and the potential for a shutdown of the U.S. government if the U.S. Congress is unable to agree on terms for a spending bill sufficient to fund U.S. government operations. Additional information concerning these and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
2

Hudson Global at a Glance

- Hudson Global, Inc. (Nasdaq: HSON) ("Hudson Global" or "the Company") owns Hudson RPO, a pure-play Total Talent Solutions provider
- Nasdaq-listed; spun-off from Monster.com in 2003
- Strong financial position: $22.0(3) million of cash and $303(4) million of usable NOL carryforwards
- Stock buybacks: completed a $10 million program & initiated a new $5 million program on 8/8/23; shares outstanding reduced by approximately 12% since 12/31/18
- Owner mindset: board and management own approximately 18%(6) of total shares outstanding and expect to own more over time
- Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks

$mm, except per share amounts

Stock Price(2)	$15.71
Shares Outstanding(5)	2.8M
Market Capitalization(2)	$44.2M
Cash(3)	$22.0
Debt(3)	$0.0
Usable NOL Carryforward(4)	$303
# of Employees(7)	1,130
# of Countries	14

$mm	2019	2020	2021	2022	LTM
Revenue	$93.8	$101.4	$169.2	$200.9	$171.0
Adj Net Revenue	$43.6	$39.1	$68.2	$99.2	$85.9
Adj EBITDA-RPO(1)	$4.5	$2.9	$13.5	$20.1	$12.0
% of Adj Net Revenue	10.4%	7.5%	19.8%	20.3%	13.9%
Corp Costs(1)	$4.1	$3.3	$3.4	$3.7	$3.7
Adj EBITDA(1)	$0.5	$(0.4)	$10.0	$16.4	$8.2

(1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation.
(2) As of November 30, 2023. Market Capitalization defined as Shares Outstanding times Stock Price.
(3) As of September 30, 2023. Cash includes $0.4m of restricted cash. Debt excludes operating lease obligations.
(4) As of December 31, 2022 as disclosed in 2022 Form 10-K. NOL carryforward is for U.S. federal and state tax expense.
(5) 2.8 million shares outstanding as of October 20, 2023. Does not include unissued or unvested RSUs.
(6) Includes unvested share units and share units that will be issued up to 90 days after a director's/officer's separation from service.
(7) As of September 30, 2023.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
3

Hudson Global: Our History

1999 – 2001: Hudson Global originated from 67 acquisitions made by TMP Worldwide, which later became Monster Worldwide, Inc. (i.e., Monster.com)

2003: Monster distributed shares of Hudson Global to its stockholders, creating a new, independent, publicly held company

2003-2013: Poor business structure and very poor leadership led to poor operating and financial performance

The new Hudson Global – focused on expanding its global RPO business

2013-2014

2013 – 2014 Current CEO, Jeff Eberwein, invested in HSON shares and gained shareholder representation on the Board to improve performance

2015 BoD implemented a series of measures designed to enhance stockholder rights including:
- Declassified the Board – directors elected annually
- Allowed stockholders to call special meetings
- Eliminated all supermajority voting requirements
- Allowed stockholders to act by written consent
- Eliminated cash compensation to the Board
- Implemented a plan to protect valuable NOL asset

2015-2018

2015 Announced a $10M share purchase plan (completed by 6/30/23)

2016 Paid two cash dividends totaling $3.4M

2015 – 2018 BoD initiated a strategic review to enhance stockholder value with a focus on selling non-core businesses; completed three divestitures to exit the agency recruitment business and focus on global RPO business

2019

2019 Completed tender offer for 7.7% of total shares outstanding at a purchase price of $15 per share

Q3 & Q4, 2019 Growth in RPO profits and reductions in Corporate Costs enabled Hudson Global to cross over into profitability

2020 – 2023: Expanding Through Acquisitions

2020 Acquired Coit Group, a San Francisco-based RPO provider, to expand further into tech sector; established office in San Francisco

2021 Acquired Karani, LLC, a Chicago-headquartered recruiting services provider that serves mainly U.S.-based customers from its operations in India and the Philippines

2022 Acquired Hunt & Badge Expanded Hudson RPO's footprint further into the India recruitment market with an array of impressive deep client relationships with notable multinational companies

2023 Acquired Hudson Singapore, a recruitment services provider based in Singapore, significantly increasing Hudson RPO's market presence in Southeast Asia

2020 Purchased 8.8% of total shares outstanding in two block trades at a purchase price of $8.63 per share

Q3 2023 Announced a $5M share purchase plan (following the completion of a $10 million plan authorized in 2015)

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
4

What is Recruitment Process Outsourcing (RPO)?

RPO is in the Business Services sector and part of the Business Process Outsourcing ("BPO") and Human Capital Management ("HCM") subsectors
RPO involves an employer utilizing an external service provider to perform all or part of its recruitment processes, often replacing work performed by external recruitment agencies and/or in-house teams

RPO vs. Traditional Recruiting



RPO

- Personnel can be located on-**site at the client's offices or offsite** centralized facilities
- Offshore, shared-service facilities perform work for multiple clients in multiple time zones
- Supplies its own staff, methodologies, technology, and analytics
- Assumes ownership of talent solution design and management of recruitment process
- Offers enterprise-wide and project-based solutions and optimizes **client's talent procurement process**
- **Services are aligned with client's long**-term objectives and strategic growth plans
- Implements an end-to-end recruitment solution, offers efficiencies and value
- **Assumes client's staff and work within their technology platform** and takes responsibility for the results

Hudson RPO

© 2023 Hudson RPO. All rights reserved.

5

RPO – a Fast Growing Market(1)

Estimated Growth for Global RPO Market



2021
2030 E

13.9% CAGR

Estimated growth for the global RPO market (2021 – 2030)

RPO market by segment

- On-demand RPO segment contributed approx. 80% of the total market revenues in 2020. Estimated to retain its dominant position in the market throughout the forecast period.
- End-to-end RPO segment is projected to grow with the highest CAGR of about 14.3% during the forecast period.

RPO market by Industry

- Leading industries: IT and telecommunication (28% market share in 2021), ITeS & BPO and BFSI segments require large workforce and massive recruitment; expected to retain the leading position throughout the forecast period.
- Fastest growing: Healthcare and e-commerce segments are projected to register the highest growth in the market during the forecast period of 17% and 16.2% respectively.

RPO market by Geography

- Dominated by North America (40% of the total market revenue in 2021).
- North America is among the first adopters of RPO services with strong penetration in small and medium as well as large enterprises.
- North America expected to hold its dominant position throughout the forecast period.

Hudson RPO

(1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+-+Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd

© 2023 Hudson RPO. All rights reserved.

6

RPO Model vs. Recruitment Agency Model

- The RPO industry market worldwide accounted for revenue of $6.9B in 2019; projected to expand at a CAGR of 13.9% from 2021 to 2030 (1)
- We believe the RPO industry is taking share from traditional recruitment agencies for the reasons below:

Factor	RPO Model	Recruitment Agency Model
Location of Service Provider	On-Site and Centers of Excellence	Never On-Site and No Centers of Excellence
Ownership of Recruitment Process	High	Low
Candidate Quality	Consistently Good	Uneven Consistency
Candidate Experience	High/Brand Ambassadors	Uneven
Proactive Recruitment	Strong/Maintain Talent Pools	Low
Cost to Client	Lower, especially as volume increases	High
Level of Client Engagement	Very High (Partnership)	Transactional
Duration of Relationship with Client	Long/Recurring	Transactional
Depth of Relationship with Client	Very Deep and Wide	Shallow/Transactional
Delivery Model	Client-Focused/Subject Matter Expertise	Role-Focused or Candidate-Focused
Pricing Model	Combination of fixed monthly management fees and variable fees	Purely Variable/Transactional
Length of Contract	Solution-based and typically multi-year with high renewal rates	Transactional
Recurring Revenues	High	Low
Initial Sales Process	Long	Short

(1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+-+Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd

Hudson RPO

© 2023 Hudson RPO. All rights reserved.

7

Hudson RPO: Regional Market Observations

AMERICAS

- Large market size
- Particularly strong in Technology, Life Sciences, Healthcare, and Financial Services
- Growing presence in Canada and Latin America, especially for large multinationals creating regional hubs
- Acquired Coit Group, a San Francisco-based RPO provider specializing in the technology sector (October 2020)
- Acquired Karani, LLC, a Chicago-HQ recruiting services provider with clients in the US, but operations in India and the Philippines (October 2021)
- Small RPO or MSP companies in this region could become acquisition targets
- Center of Excellence in Tampa, FL

ASIA-PACIFIC

- Consistently ranked as a top RPO provider in APAC(1)
- Strong market adoption for RPO in Australia, China, HK, and Singapore and Hudson RPO has a very strong presence in these markets
  - Hudson's first ever RPO project was in 1999 for J&J in Australia and was one of the first RPO projects in history
- Growing rapidly in SE Asia via hub in Singapore
- Expanded presence in SE Asia through local partnerships in Taiwan, Malaysia, Philippines, Thailand, Vietnam, and South Korea; partnerships allow Hudson RPO to embed teams in these countries as requested by clients
- Acquired Hudson Singapore, a recruitment services provider based in Singapore, to significantly increase market presence
- Centers of Excellence in India, Manila, Philippines, and Shanghai, China

EMEA

- Ranked among the top RPO providers in EMEA(2)
- UK market is large and well-developed
- Emerging market in continental Europe with growth from large multinationals benefiting from RPO solutions in the US and UK
- Particularly strong in Life Sciences, Financial and Business Services, and Consumer
- Smaller RPO or MSP companies in this region could become acquisition targets
- Center of Excellence in Edinburgh, Scotland

(1) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-apac/
(2) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-emea/

Hudson RPO

© 2023 Hudson RPO. All rights reserved.

8

Hudson RPO: Centers of Excellence (COEs)


Edinburgh, Scotland
Tampa, Florida, US
Shanghai, China
India
Manila, Philippines

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© 2023 Hudson RPO. All rights reserved.
9

Hudson RPO's Strengths

FOCUS

- Professional Services – comprehensive talent acquisition and total talent solutions for employers needing mission-critical, professional talent
- Senior Management to Entry Level – we partner with our clients at every level
- Mid-to-Large Sized Corporations – focus on custom-built solutions for all of our clients
- Emerging Growth Companies – we partner with clients at every stage of their growth/life cycle
- RPO to Total Talent Solutions – grow current RPO solutions, build first generation RPO programs, and offer value-added talent solutions

CLIENTS

- We focus on clients where acquiring and retaining top talent, and specialized talent, is the key to business success
- Our clients partner with us based on value and outcomes given the critical importance of talent to their businesses and the customized nature of our solutions
- We immerse ourselves in our clients' culture, business, and needs so we can deliver the best solutions creating valuable, long-term partnerships
- Subject Matter Expertise in each sector is a key differentiator in our client solutions
- Disciplined execution delivers efficiencies and effective outcomes to our clients
- We have a prestigious client portfolio and a high retention rate because we work diligently to truly partner with our clients and we evolve our solutions to best support our clients' growth, needs, and objectives

TEAM

- Hudson RPO's global and regional leadership teams have deep expertise across Human Capital solutions and have high tenure at Hudson RPO and on-site with our clients
- Hudson RPO's teams are committed to a culture of engaged leadership, disciplined execution, and profitable growth
- Hudson RPO rates very favorably on service, performance, and results relative to our competition as measured by independent client surveys done via SharedXpertise for the HRO Today's Baker's Dozen Program(1)
- Hudson RPO has been recognized on the Baker's Dozen List for fourteen consecutive years

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
10

Customized Technology-Enabled Solutions

Value in implementing Hudson RPO's HR solutions

TalentMax

The Hudson RPO Tech Solution


BRAND
SOURCE
ENGAGE & ASSESS
OFFER & ONBOARD
MEASURE
PLAN
RECRUITMENT PROCESS ADMIN
POST HIRE

- Automate and Reduce Administration
- Increase Recruiter Productivity
- Accelerate Time-To-Fill
- Reduce Cost-Per-Hire
- Better & Faster Candidate Screening
- Facilitate Collaborative Hiring
- Improve Quality of Hire
- Enhanced Candidate Experience
- Increased Process Compliance
- Enhanced Sales Offering

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
11

Comprehensive Technology-Enabled Solutions

Value in implementing Hudson RPO's HR solutions


Driving Engagement Through Technology
Automated Overnight Sourcing
Mobile Enabled Candidate Engagement
Targeted Email Campaigns
Candidate Talent Intelligence
Integrated Video Interviewing
Targeted Text Campaigns
Talent Communities & Sharing

Hudson RPO's team:

- Works with all HR technologies
- Has deep knowledge of leading-edge technology tools
- Consults and advises clients every step of the process

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
12

Financial Highlights

HUDSON RPO

Adjusted Net Revenue by Region

Excludes cost pass-throughs of Contracting

Full Year 2021



Americas 40%
$27.1M
$12.5M
$68.2M
EMEA 18%
APAC 42%
$28.6M

Full Year 2022



Americas 49%
$49.0M
$15.9M
$99.2M
EMEA 16%
APAC 35%
$34.3M

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© 2023 Hudson RPO. All rights reserved.
14

FY 2022 Financial Highlights

<u>FY 2022 exhibited strong growth vs. FY 2021</u>

with revenue, adjusted net revenue, and adjusted EBITDA

growth in all three regions

$200.9M Revenue +18.7% from FY 2021 [1]	$99.2M Adjusted Net Revenue +45.6% from FY 2021 [2]
$3.38 Adjusted EPS (Non-GAAP) vs $2.04 in FY 2021	$16.4M Adjusted EBITDA (Non-GAAP) vs $10.0M in FY 2021

(1) 13.7% organic revenue growth excludes $8.5M from the Karani and Hunt & Badge acquisitions.
(2) 33.1% organic adjusted net revenue growth excludes $8.5M from the Karani and Hunt & Badge acquisitions.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
15

LTM Financial Highlights

LTM performance was impacted by lower hiring activity, particularly in the technology sector; activity in other sectors remains in line with expectations.

Continued to win new business; well positioned to respond to client needs going forward.

$171.0M Revenue	$85.9M Adjusted Net Revenue
$1.15 Adjusted EPS (Non-GAAP)	$8.2M Adjusted EBITDA (Non-GAAP)

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© 2023 Hudson RPO. All rights reserved.
16

© 2023 Hudson RPO. All rights reserved. 17 Hudson RPO: Improved Margins & Reduced Expenses (1) Before corporate costs of Hudson Global. 0% 5% 10% 15% 20% 25% RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal 60% 70% 80% 90% 100% Salaries & Related(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Profit Margin Improvement Salaries & Related Expenses Goal Significant Reduction in Corporate Costs 5.6 4.1 3.3 3.4 3.7 2.4 1.1 0.8 0.6 0.3 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 2018 2019 2020 2021 2022 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.1M $4.0M Vision & Growth Strategy © 2023 Hudson RPO. All rights reserved. 19 Hudson Global’ Vision and Mission Our VISION Become top RPO provider of professional roles in the industry Our MISSION Maximize value for our stockholders over the long term © 2023 Hudson RPO. All rights reserved. 20 Business Strategy (1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo- market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd • Global RPO market expected to grow at a CAGR of 13.9% from 2021 to 2030(1) • Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) – Superior service and delivery – Go deeper and broader with existing clients – Grow in existing markets and expand into new markets to support our clients’ needs – Add new clients then “land and expand” • Hudson RPO is investing in people and technology to accelerate its growth • Leverage existing strong reputation by expanding marketing efforts, including social media and website • Reduced complexity left over from legacy businesses • Both corporate and regional • No impact on revenues or growth • Expand capabilities and capacity, not just growth for growth’s sake • Deepen geographic and/or sector presence • Add new talent and skill sets • Immediately accretive • Utilize NOL • Will be opportunistic/price sensitive • Goal is to maximize long-term value per share, not just “return cash” • Balance with acquisition opportunities Grow RPO Keep Overhead Expenses LowInvestigate Acquisition Opportunities Repurchase Stock

Financial Goals

1 PROFITABILITY

- Grow profitability over time
- Turning profitable in mid-2019 was a watershed event in our Company's history

2 INTERNAL GROWTH

- Generate high returns on internal growth projects

3 EBITDA MARGIN

- Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q3 2023 rolling four quarters of 13.9%
  - Keep Corporate Costs low, even as profits from operating businesses grow
  - Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs)

4 MAXIMIZE EPS

- Maximize earnings per share over the long term through:
  - Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins
  - Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time
  - Reducing share count through opportunistic stock repurchases

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
21

Disciplined Acquisition Strategy

Focus on core RPO business, or complementary businesses within HCM

Characteristics of Potential Targets:

- Easy to understand business model complementary to existing Hudson RPO business; cost and revenue synergies
- No start-ups or venture-type businesses
- Profitable, high margin, high growth
- Low/no capex and high FCF/high cash conversion (excluding cash used for working capital)
- Additional bolt-on/roll-up opportunities after initial acquisition
- Existing operating management willing to stay, at least initially

Possible Examples:

- RPO: RPO bolt-ons for Hudson RPO, especially in Americas and EMEA
- HCM: businesses adjacent to/complementary to RPO, which could include MSP, Contracting / Staffing, and Talent Advisory


Professional Services
Business Services
HCM (1)
All Asset-Lite Businesses
All Service Businesses

(1) Human Capital Management, which includes RPO, MSP (Managed Service Provider), and other talent-related solutions businesses.

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© 2023 Hudson RPO. All rights reserved.
22

Recent Acquisitions

Expanding Capabilities and Geographic Footprint

Coit Group

October 2020

- Significantly expanded Hudson RPO's tech presence in the US; new Hudson office in San Francisco
- Established, profitable business with strong client base
- Coit's founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO's newly formed Technology Group
- Combination of cash, shares, promissory note, and earn-out agreements

Karani

October 2021

- Expanded Hudson RPO's global delivery capability by adding substantial presence in India and Philippines
- Strong partnerships supporting recruitment and staffing firms based in the US
- Large and growing client base supported by over 500 employees in India and 125 in the Philippines
- Expanded Hudson RPO's expertise in technology recruitment
- All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired
- Combination of cash and promissory note

Hunt & Badge

August 2022

- Expanded Hudson RPO's footprint further into the India recruitment market
- Compliments Karani's offerings with many potential synergies between the two companies
- Partners with companies of all sizes, including well-known multinationals, across a variety of industries

Hudson Singapore

November 2023

- Has a 30-year track record of senior placements and project recruitment work
- Large client base across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia
- Offers Hudson RPO cross-selling services among Hudson Singapore's diverse, blue chip client base

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23

Hudson RPO Management Team

Jake Zabkowicz



Global CEO

- 11 years in industry
- Joined Hudson RPO November 2023

Kimberly Hubble



CEO RPO APAC

- 29 years in industry
- 29 years at Hudson RPO

Darren Lancaster



CEO RPO APAC

- 25 years in industry
- 12 years at Hudson RPO

Paula Nolan



Global Account Director

- 24 years in industry
- 21 years at Hudson RPO

Joe Belluomini



Hudson RPO Technology Group Co-CEO

- 20 years in industry
- Joined Hudson RPO with acquisition of Coit Group

Tim Farrelly



Hudson RPO Technology Group Co-CEO

- 20 years in industry
- Joined Hudson RPO with acquisition of Coit Group

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© 2023 Hudson RPO. All rights reserved.
24

Hudson Global

Corporate Management & Finance Team

Jeff Eberwein



Hudson Global
CEO & Director

- Chairman of the Board from 2015 to 2018
- 25 years of Wall Street experience
- Formed Lone Star Value Management in 2013
- Former portfolio manager at Soros Fund Management and Viking Global Investors
- Chairman of the Board at one other publicly traded company

Matt Diamond



Hudson Global
CFO

- Formerly Vice President of Finance at Hudson Global prior to assuming CFO role
- 25 years of finance experience
- Served in variety of finance and control roles at PepsiCo from 2001 to 2018
- Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo
- Certified Public Accountant

Seonaid MacMillan



Hudson RPO
Global Finance Director

- Started with Hudson in 2015
- Based in Glasgow heading up the Global Finance shared service function
- Previously worked in various Finance roles in UK and the Middle East
- FCCA qualified with 24 years of experience in various industries

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© 2023 Hudson RPO. All rights reserved.
25

Hudson Global

Board of Directors[1]

Mimi Drake



Board Chair

- Co-CEO of Permit Capital Advisors, LLC
- Served as Founding Board Member of 100 Women in Finance

Connia Nelson



Director

- SVP & Chief HR Officer of LifeWay Christian Resources
- Former SVP – Human Resources of Verizon Communications, Inc.

Robert Pearse



Director

- Managing Partner of Yucatan Rock Ventures
- Served as a director of several public companies

(1) Independent members

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© 2023 Hudson RPO. All rights reserved.
26

ESG Considerations

Environmental

- Committed to continuous improvement in managing the environmental impact of our business operations

Social

- "People-first" company with corporate policies in place and a strong global team of individuals that believe in diversity, equity and inclusion
- Global Diversity, Equality, and Inclusion ("DEI") Program, sponsored by the Division CEOs; this program is designed to:
  - Promote DEI initiatives within the Company such as launching training programs and diagnostic tools
  - Aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base
- Anti-harassment and non-discrimination training available company wide
- Employees' health and safety was our first priority during COVID-19

Governance

- Commitment to accountability and transparency
- Strive for diversity among board members, management, and employees
  - Of 1,200 people employed worldwide, approximately 60% are female
  - 50% of the Company's Board being diverse (by race, gender, and ethnic diversity combined)

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© 2023 Hudson RPO. All rights reserved.
27

Appendix

HUDSON RPO

Reconciliation of Non-GAAP Financial Measures

Last Twelve Months (LTM)

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs

(In thousands, unaudited)

For The Last Twelve Months Ended September 30, 2023	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 35,066	$ 108,891	$ 27,001	$ 170,958	$ -	$ 170,958
Adjusted net revenue, from external customers [1]	$ 33,650	$ 35,301	$ 16,930	$ 85,881	$ -	$ 85,881
Net income						$ 1,527
Provision for income taxes						1,822
Interest income, net						(339)
Depreciation and amortization						1,437
EBITDA (loss) [2]	$ (1,514)	$ 7,204	$ 1,519	$ 7,209	$ (2,762)	4,447
Non-operating expense (income), including corporate administration charges	671	1,226	451	2,348	(2,109)	239
Stock-based compensation expense	538	222	253	1,013	506	1,519
Non-recurring severance and professional fees	228	77	125	430	646	1,076
Compensation expense related to acquisitions [3]	958	-	-	958	-	958
Adjusted EBITDA (loss) [2]	$ 881	$ 8,729	$ 2,348	$ 11,958	$ (3,719)	$ 8,239

	Per Diluted Share Last Twelve Months Ended September 30, 2023
Net income	$ 0.49
Non-recurring items (after tax)	0.34
Compensation expense related to acquisitions (after tax) [2]	0.32
Adjusted net income [3]	$ 1.15

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
29

Reconciliation of Non-GAAP Financial Measures

FY 2022

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2022	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 51,639	$ 118,149	$ 31,129	$ 200,917	$ —	$ 200,917
Adjusted net revenue, from external customers [1]	$ 48,990	$ 34,278	$ 15,942	$ 99,210	$ —	$ 99,210
Net income						$ 7,129
Provision for income taxes						2,331
Interest income, net						(83)
Depreciation and amortization						1,378
EBITDA (loss) [2]	$ 4,877	$ 7,282	$ 1,501	$ 13,660	$ (2,905)	10,755
Non-operating expense (income), including corporate administration charges	711	1,151	253	2,115	(2,155)	(40)
Stock-based compensation expense	713	302	282	1,297	1,021	2,318
Non-recurring severance and professional fees	306	86	1	393	324	717
Compensation expense related to acquisitions [3]	2,651	—	—	2,651	—	2,651
Adjusted EBITDA (loss) [2]	$ 9,258	$ 8,821	$ 2,037	$ 20,116	$ (3,715)	$ 16,401

	Per Diluted Share Twelve Months Ended December 31, 2022
Net income	$ 2.27
Non-recurring items (after tax)	0.23
Compensation expense related to acquisitions (after tax) [2]	0.88
Adjusted net income [3]	$ 3.38

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
30

Reconciliation of Non-GAAP Measures

FY 2021

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2021	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 28,797	$ 118,597	$ 21,813	$ 169,207	$ -	$ 169,207
Adjusted net revenue, from external customers [1]	$ 27,087	$ 28,561	$ 12,509	$ 68,157	$ -	$ 68,157
Net income						$ 3,227
Provision for income taxes						1,117
Interest income, net						(33)
Depreciation and amortization						597
EBITDA (loss) [2]	$ 1,801	$ 5,452	$ 1,007	$ 8,260	$ (3,352)	4,908
Non-operating expense (income), including corporate administration charges	386	1,399	331	2,116	(2,033)	83
Stock-based compensation expense	556	324	246	1,126	1,298	2,424
Non-recurring severance and professional fees	23	-	-	23	637	660
Compensation expense related to acquisitions [3]	1,969	-	-	1,969	-	1,969
Adjusted EBITDA (loss) [2]	$ 4,735	$ 7,175	$ 1,584	$ 13,494	$ (3,450)	$ 10,044

	Per Diluted Share Twelve Months Ended December 31, 2021
Net income	$ 1.07
Non-recurring items (after tax)	0.22
Compensation expense related to acquisitions (after tax) [2]	0.75
Adjusted net income [3]	$ 2.04

[1] Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

[3] Represents compensation expense payable per the terms of acquisition agreements.

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
31

Reconciliation of Non-GAAP Measures

FY 2020

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2020	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 10,866	$ 75,633	$ 14,949	$ 101,448	$ -	$ 101,448
Adjusted net revenue, from external customers [1]	$ 9,598	$ 19,814	$ 9,669	$ 39,081	$ -	$ 39,081
Net loss						$ (1,243)
Provision for income taxes						535
Interest income, net						(149)
Depreciation and amortization						179
EBITDA (loss) [2]	$ (1,044)	$ 2,877	$ 481	$ 2,314	$ (2,992)	(678)
Non-operating expense (income), including corporate administration charges and PPP loan forgiveness	(1,076)	1,002	(74)	(148)	(1,641)	(1,789)
Stock-based compensation expense	88	60	6	154	583	737
Non-recurring severance and professional fees	528	-	-	528	755	1,283
Compensation expense related to acquisitions [3]	91	-	-	91	-	91
Adjusted EBITDA (loss) [2]	$ (1,413)	$ 3,939	$ 413	$ 2,939	$ (3,295)	$ (356)

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

[3] Represents compensation expense payable per the terms of acquisition agreements.

	Per Diluted Share Twelve Months Ended December 31, 2020
Net loss	$ (0.43)
Non-recurring items (after tax)	(0.01)
Compensation expense related to acquisitions (after tax) [1]	0.06
Adjusted net loss [2]	$ (0.38)

HUDSON RPO
© 2023 Hudson RPO. All rights reserved.
32

Reconciliation of Non-GAAP Measures

FY 2019

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2019	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 13,565	$ 61,438	$ 18,808	$ 93,811	$ -	$ 93,811
Adjusted net revenue, from external customers [1]	$ 12,291	$ 21,177	$ 10,098	$ 43,566	$ -	$ 43,566
Net loss						$ (955)
Loss from discontinued operations, net of income taxes						(113)
Loss from continuing operations						(842)
Benefit from income taxes						(540)
Interest income, net						(617)
Depreciation and amortization expenses						85
EBITDA (loss) [2]	$ 60	$ 2,194	$ 84	$ 2,338	$ (4,252)	(1,914)
Non-operating expense (income), including corporate administration charges	563	957	544	2,064	(1,726)	338
Stock-based compensation expense	26	102	8	136	825	961
Non-recurring severance and professional fees	-	-	-	-	1,072	1,072
Adjusted EBITDA (loss) [2]	$ 649	$ 3,253	$ 636	$ 4,538	$ (4,081)	$ 457

[1] Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statement of Operations.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

	Per Diluted Share Twelve Months Ended December 31, 2019
Net loss	$ (0.30)
Non-recurring items (after tax)	0.34
Adjusted net income [2]	$ 0.04

HUDSON RPO

© 2023 Hudson RPO. All rights reserved.
33

Questions?



Contact us

Hudson Global, Inc.
Jeffrey E. Eberwein
CEO
203-489-9501 / ir@hudsonrpo.com

Investor Relations
The Equity Group Inc.
Lena Cati
212-836-9611 / lcati@equityny.com

HUDSON RPO

HUDSON RPO

© 2023 Hudson RPO. All rights reserved.